UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 Cape Coral Parkway East, Cape Coral, Florida	33904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 25, 2018, the Company entered into a Second Amendment to Rich Dad Operating Company, LLC License Agreement (the “Second Amendment”) that amends certain terms of the Rich Dad Operating, Company, LLC License Agreement dated September 1, 2013 by and between Rich Dad Operating Company, LLC (“RDOC”) and us (the “License Agreement”) and extends the term of the License Agreement to September 1, 2019. In addition, the Company and two of its officers, and RDOC and certain individuals affiliated with RDOC entered into a Mutual Waiver and Release of Claims (“Mutual Release”).

Under the terms of the Second Amendment, the Company has been granted a worldwide license to use certain intellectual property of RDOC to develop, market, sell, and conduct Rich Dad Education branded educational products and services in real estate investing, business strategies, stock market investment techniques, stock/paper assets, cash management, asset protection, and other financially oriented subjects in any form of communication or media, in exchange for which the Company agreed to pay a monthly royalty to RDOC.

Under the terms of the Mutual Release, the Company and two of its officers, Anthony Humpage and James E. May, on the one hand, and RDOC and two of its officers, Mike Sullivan and Shane Caniglia, as well as Robert Kiyosaki and Kim Kiyosaki, on the other, exchanged mutual releases of claims that any of them had or might have had with respect to matters in existence prior to the execution of the Mutual Release.

The foregoing description of the Second Amendment is qualified in its entirety by reference to such agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The foregoing description of the Mutual Release is qualified in its entirety by reference to the full text of the Mutual Release which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Second Amendment to Rich Dad Operating Company, LLC License Agreement.**

10.2	Mutual Waiver and Release of Claims

**	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.
Date: January 29, 2018

	By:	/s/ Anthony C. Humpage
Name: Anthony C. Humpage
Title: Chief Executive Officer

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